                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                          as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT

                            NASL VARIABLE ACCOUNT

                           Supplement to Prospectus
                              dated May 1, 1995

                          NASL VARIABLE LIFE ACCOUNT

                           Supplement to Prospectus
                            dated October 16, 1995

        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurace Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Fiancial"), the investment adviser to NASL Series Trust (the "Trust"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Trust as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Salomon Brothers Asset Management Limited. ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agrements"). Therefore, at the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each series of the Trust on December 5, 1995. THE NEW AGREEMENTS ARE SUBSTANTIALLY IDENTICAL TO THE EXISITNG AGREEMENTS. THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE TRUST, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE TRUST OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE TRUST.


                THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

                               NASL SERIES TRUST

                     Supplement dated September 14, 1995
                                      to
           Prospectus dated May 1, 1995, as amended August 28, 1995



The portfolio management of the Value Equity Trust has been changed as follows:

Jim McClure is no longer responsible for the day-to-day management of the Value Equity Trust. Mitchell Cantor and Paul Farrell, who have been managing the Trust along with Mr. McClure, will continue to be responsible for management of the Trust.

                               NASL SERIES TRUST
                            with business offices at
               116 Huntington Avenue Boston, Massachusetts 02116
                                 (617) 266-6008

     NASL Series Trust (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts ("contracts"). The Trust provides a range of investment objectives through fourteen separate investment portfolios, each of which issues its own series of shares of beneficial interest.
     THE GLOBAL EQUITY TRUST seeks long-term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.
     THE PASADENA GROWTH TRUST seeks to achieve long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.
     THE EQUITY TRUST seeks growth of capital, by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.
     THE VALUE EQUITY TRUST seeks long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.
     THE GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.
     THE INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing primarily in a portfolio of securities of foreign issuers.
     THE STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the portfolio's investment objective.
     THE GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.
     THE INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Up to 20% of the portfolio's assets may be invested in below investment grade debt securities.
     THE U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.
     THE MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity, by investing in high quality money market instruments with maturities of thirteen months or less issued primarily by United States entities.
     THE AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.
        * THE AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.
        * THE MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.
        * THE CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.
There can be no assurance that the limits in portfolio decline set forth above for the Automatic Asset Allocation Trusts will not be exceeded.
     In pursuing their investment objectives, the Strategic Bond Trust reserves the right to invest without limitation, and the Investment Quality Bond Trust may invest up to 20% of its assets, in high yield (high risk) securities, commonly known as "junk bonds" which also present a high degree of risk. High-yielding, lower-quality securities involve comparatively greater risks, including price volatility and risk of default in the timely payment of interest and principal, than higher-quality securities. Although the Strategic Bond Trust's Subadviser has the ability to invest up to 100% of the portfolio's assets in lower-rated securities, the portfolio's Subadviser does not anticipate investing in excess of 75% of the portfolio's assets in such securities. Purchasers should carefully assess the risks associated with an investment in the Strategic Bond Trust. See "RISK FACTORS -- High Yield (High
Risk) Securities." AN INVESTMENT IN THE MONEY MARKET TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET TRUST WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE. This Prospectus sets forth concisely the information about the Trust that a prospective purchaser of a contract should know before purchasing such a contract. PLEASE READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. Additional information about the Trust has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Trust at the above address or calling (617) 266-6008 and requesting the "Statement of Additional Information for NASL Series Trust" dated the date of this Prospectus (hereinafter "Statement of Additional Information"). The Statement of Additional Information is incorporated by reference into this Prospectus. SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 1, 1995.

                              NASL SERIES TRUST
                                SUPPLEMENT TO
                         PROSPECTUS DATED MAY 1, 1995

Aggressive and Moderate Asset Allocation Trusts - Change in Investment Policies
------------------------------------------------------------------------------

        The Aggressive Asset Allocation Trust and the Moderate Asset Allocation Trust may each invest up to 10% of their assets in domestic and foreign high yield corporate and government debt securities, commonly known as "junk bonds" (i.e., rated "Ba" or below by Moody's or "BB" or below by S&P, or if unrated, of comparable quality as determined by Fidelity Management Trust Company, each Trust's subadviser). Domestic and foreign high yield debt securities involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher quality securities. See "Risk Factors -- High Yield (High Risk) Securities" for further information.


Sale of Trust Shares to Variable Annuity Separate Accounts and Variable Life
----------------------------------------------------------------------------
Separate Accounts
-----------------

        Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of the variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

Custodian
---------

        Effective September 1, 1995, State Street Bank and Trust Company will act as custodian and bookkeeping agent for all portfolios of the Trust and Boston Safe Deposit and Trust Company will cease to act as custodian and bookkeeping agent for the Global Equity, Global Government Bond, International Growth and Income and Strategic Bond portfolios.

Expenses
--------

        The section entitled "Management of the Trust - Expenses" is amended to indicate that for the year ended December 31, 1994, the expenses, including the Adviser's fee but excluding portfolio brokerage commissions, expressed as a percentage of average net assets, for the Strategic Bond Trust is 0.91%.

Statement of Additional Information
-----------------------------------

        All references in the Trust's Prospectus to the Statement of Additional Information are to the Statement of Additional Information dated May 1, 1995, as supplemented August 28, 1995.

Financial Highlights
--------------------

        The "Financial Highlights" section is supplemented to add the following unaudited financial information for the International Growth and Income Trust for the period of January 9, 1995 to April 30, 1995.

                       SUPPLEMENT DATED AUGUST 28, 1995

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------------------------------------
                                                                 INTERNATIONAL
                                                                  GROWTH AND
                                                                 INCOME TRUST
                                                                 -------------
                                                                   01/09/95*
                                                                      TO
                                                                   04/30/95
                                                                  (Unaudited)
                                                                  -----------
Net asset value, beginning of period .....................          $ 10.00

Income from investment operations:
----------------------------------
  Net investment income  .................................             0.02
  Net realized and unrealized gain on investments
     and foreign currency transactions ...................             0.37
                                                                    -------

        Total from investment operations .................             0.39


Net asset value, end of period ...........................          $ 10.39
                                                                    =======

        Total return .....................................             3.90%

Net assets, end of period  (000's) .......................          $29,253
Ratio of operating expenses to
 average net assets  .....................................             1.14%(A)
Ratio of net investment income to
 average net assets ......................................             1.19%(A)
Portfolio turnover rate ..................................              125%(A)

-----------------------------
  * Commencement of operations.
(A) Annualized

                                  SERIES TRUST

                               TABLE OF CONTENTS



SYNOPSIS .....................................................  2
FINANCIAL HIGHLIGHTS .........................................  4
INVESTMENT OBJECTIVES AND POLICIES............................ 17
   Global Equity Trust ....................................... 18
   Pasadena Growth Trust ..................................... 18
   Value Equity Trust ........................................ 19
   Growth and Income Trust ................................... 20
   Strategic Bond Trust ...................................... 23
   Global Government Bond Trust .............................. 24
   Investment Quality Bond Trust ............................. 25
   U.S. Government Securities Trust .......................... 26
   Money Market Trust ........................................ 26
   Automatic Asset Allocation Trusts ......................... 27
RISK FACTORS ................................................. 28
   Investment Restrictions Generally ......................... 28
   High Yield Securities...................................... 29
   Corporate Debt Securities.................................. 30
   Foreign Securities......................................... 31
   Lending Securities......................................... 32
   When-Issued Securities .................................... 32
   Hedging and Other Strategic Transactions................... 32
   Illiquid Securities ....................................... 33
MANAGEMENT OF THE TRUST ...................................... 33
   Advisory Arrangements...................................... 33
   Subadvisory Arrangements................................... 34
   Expenses .................................................. 38
   Performance Data .......................................... 39
GENERAL INFORMATION ....................................... .. 39
   Shares of the Trust ....................................... 39
   Taxes ..................................................... 39
   Dividends ................................................. 40
   Purchase and Redemption of Shares ......................... 41
   Custodian ................................................. 41

Appendix I - Debt Security Ratings ........................... 41
Appendix II - Strategic Bond Trust Debt Ratings............... 43

                             ______________________


NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER, THE SUBADVISERS OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    SYNOPSIS

     NASL Series Trust (the "Trust") is a series trust, which means that it has several portfolios, each with a stated investment objective which it pursues through separate investment policies. Currently, there are fourteen such portfolios: the Global Equity Trust, the Pasadena Growth Trust, the Equity Trust, the Value Equity Trust, the Growth and Income Trust, the International Growth and Income Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust, the Aggressive Asset Allocation Trust, the Moderate Asset Allocation Trust and the Conservative Asset Allocation

Trust. (The Aggressive, Moderate and Conservative Asset Allocation Trusts are referred to collectively as the "Automatic Asset Allocation Trusts.") The investment objective of each of the fourteen portfolios is as described on the cover page of this Prospectus.

     In addition to the risks inherent in any investment in securities, certain portfolios of the Trust are subject to particular risks associated with investing in foreign securities, lending portfolio securities, investing in when-issued securities and hedging techniques employed through the use of futures contracts, options on futures contracts, forward currency contracts and various options. See "Investment Restrictions."

     The investment adviser of the Trust is NASL Financial Services, Inc. ("NASL Financial" or the "Adviser"). The Trust currently has seven Subadvisers. Oechsle International Advisors, L.P. ("Oechsle International") serves as Subadviser to the Global Equity and Global Government Bond Trusts. Roger Engemann Management Co., Inc. ("REMC") serves as Subadviser to the Pasadena Growth Trust. Fidelity Management Trust Company ("FMTC") serves as Subadviser to the Equity, and the three Automatic Asset Allocation Trusts. Goldman Sachs Asset Management ("GSAM") serves as Subadviser to the Value Equity Trust. Wellington Management Company ("Wellington Management") serves as Subadviser to the Growth and Income, Investment Quality Bond and Money Market Trusts. Salomon Brothers Asset Management ("SBAM") serves as Subadviser to the U.S. Government Securities and Strategic Bond Trusts. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as Subadviser to the International Growth and Income Trust. The Adviser receives a fee from the Trust computed separately for each portfolio as indicated in the expense table below. The Subadviser of each portfolio receives a fee from the Adviser computed separately for each portfolio, which fee is paid out of the advisory
fee and is not an additional charge to the portfolio or its shareholders.   See
"Management of the Trust."

     The Trust currently serves as the underlying investment medium for sums invested in annuity contracts issued by North American Security Life Insurance Company ("Security Life") and First North American Life Assurance Company ("FNAL"). The Trust may, however, be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Security Life is a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"), a mutual life insurance company based in Toronto, Canada. FNAL is a wholly-owned subsidiary of Security Life. Currently, the Trust has three shareholders, Security Life, North American Life and FNAL. Trust shares are not offered directly to and may not be purchased directly by members of the public. Consequently, as of the date of this Prospectus, the terms "shareholder" and "shareholders" in this Prospectus refer to Security Life , North American Life and FNAL.

     Certain contract values will vary with the investment performance of the portfolios of the Trust. Because contract owners will allocate their investments among the portfolios, prospective purchasers should carefully consider the information about the Trust and its portfolios presented in this Prospectus before purchasing such a contract.

     The Trust is a no-load, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and each of the portfolios, except the Global Government Bond Trust, is
diversified for purposes of the Investment Company Act of 1940.   See "Global
Government Bond Trust."

     Information about the performance of each portfolio of the Trust is contained in the Trust's annual report to shareholders which may be obtained without charge.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------------------------------------

                                                                GLOBAL EQUITY TRUST
                                              -----------------------------------------------------------------
                                                                YEARS ENDED DECEMBER 31,
                                              -------------------------------------------------------  3/18/88*
                                                                                                          TO
                                                 1994     1993      1992      1991     1990     1989   12/31/88
                                              --------  --------  --------  -------  -------  -------  --------
Net asset value, beginning
 of period ...............................    $  15.73  $  12.00  $  12.24  $ 11.00  $ 12.57  $ 10.15   $10.03

Income from investment operations:
----------------------------------
  Net investment income (loss)  (B) ......        0.05      0.12      0.10     0.16     0.12     0.10    (0.05)
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................        0.22      3.79     (0.19)    1.23    (1.41)    2.32     0.17
                                              --------  --------  --------  -------  -------  -------  -------

       Total from investment operations ..        0.27      3.91     (0.09)    1.39    (1.29)    2.42     0.12

Less distributions:
-------------------
  Dividends from net investment income ...       (0.02)    (0.18)    (0.15)   (0.15)   (0.04)    ----     ----
  Distributions from capital gains .......       (0.24)     ----      ----     ----    (0.24)    ----     ----
                                              --------  --------  --------  -------  -------  -------  -------

       Total distributions ...............       (0.26)    (0.18)    (0.15)   (0.15)   (0.28)    ----     ----
                                              --------  --------  --------  -------  -------  -------  -------

Net asset value, end of period ...........    $  15.74  $  15.73  $  12.00  $ 12.24  $ 11.00  $ 12.57   $10.15
                                              ========  ========  ========  =======  =======  =======   ======

       Total  return .....................        1.74%    32.89%    (0.72%)  12.80%  (10.43%)  23.84%    1.20%

Net assets, end of period  (000's) .......    $616,138  $377,871  $116,731  $89,003  $63,028  $26,223   $2,143
Ratio of operating expenses to
 average net assets  (C) .................        1.08%     1.16%     1.16%    1.23%    1.28%    1.62%    3.98%(A)
Ratio of net investment income (loss) to
 average net assets ......................        0.44%     0.77%     1.12%    1.47%    1.97%    1.82%   (1.71%)(A)
Portfolio turnover rate ..................          52%       52%       69%      74%      67%     109%      81%(A)

---------------------------------
*    Commencement of operations.
(A)  Annualized
(B)  After expense reimbursement per share of $0.02 in 1988.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 4.53% in 1988.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------------------------------------
                                                        PASADENA GROWTH TRUST
                                          ----------------------------------------------
                                                                               12/11/92*
                                               YEAR ENDED      YEAR ENDED         TO
                                          DECEMBER 31, 1994 DECEMBER 31, 1993  12/31/92
                                          ----------------- -----------------  ---------
Net asset value, beginning
 of period ...............................      $   9.55        $   9.93        $ 10.00

Income from investment operations:
---------------------------------
  Net investment income  (B) .............          0.04            0.05           0.00
  Net realized and unrealized
   loss on investments ...................         (0.50)          (0.42)         (0.07)
                                                --------        --------        -------

      Total from investment operations ...         (0.46)          (0.37)         (0.07)

Less distributions:
-------------------
  Dividends from net investment income ...         (0.04)          (0.01)          ----
                                                --------        --------        -------

      Total distributions ................         (0.04)          (0.01)          ----
                                                --------        --------        -------

Net asset value, end of period ...........      $   9.05        $   9.55        $  9.93
                                                ========        ========        =======

      Total return .......................         (4.80%)         (3.80%)        (0.70%)

Net assets, end of period (000's) ........      $151,727        $104,966        $31,118
Ratio of  operating expenses to
 average net assets  (C) .................         0.975%          0.975%          1.06%(A)
Ratio of net investment income to
 average net assets ......................         0.65%           0.75%           1.04%(A)
Portfolio turnover rate ..................           33%             12%              0%(A)

-----------------------------

*   Commencement of operations.
(A) Annualized
(B) After expense reimbursement per share of less than $0.01 for the year ended December 31, 1994 and $0.01 in 1993.
(C) The ratio of operating expenses, before reimbursement from the subadviser, was 1.06% for the year ended
    December 31, 1994 and 1.09% in 1993.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      EQUITY TRUST
                              ------------------------------------------------------------------------------------------------------
                                                                YEARS ENDED DECEMBER 31,
                              -------------------------------------------------------------------------------------------
                                                                                                                            6/18/85*
                                                                                                                              TO
                                  1994      1993**     1992      1991      1990      1989      1988       1987     1986    12/31/85
                               --------  ---------  ---------  --------  --------  --------  ---------  --------  ------  ---------
Net asset value, beginning
 of period ..................  $  15.57  $   13.97  $   13.12  $  11.33  $  19.14  $  15.17  $   12.57  $  13.01  $11.39  $10.72

Income from investment
 operations:
-----------
 Net investment income (B) ..      0.11       0.07       0.64      0.14      0.24      0.29       0.15      0.19    0.27    0.12
 Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ... (0.18)...      2.11       0.38       1.88     (1.95)     3.87      2.45       0.97      1.80            0.55
                               --------  ---------  ---------  --------  --------  --------  ---------  --------  ------  ------

       Total from investment
        operations ..........     (0.07)      2.18       1.02      2.02     (1.71)     4.16       2.60      1.16    2.07    0.67

 Less distributions:
--------------------
 Dividends from net
   investment income ........     (0.05)     (0.58)     (0.17)    (0.23)    (0.29)    (0.12)      ----     (0.14)  (0.24)   ----
 Distributions from capital
   gains ....................     (0.79)      ----       ----      ----     (5.81)    (0.07)      ----     (1.46)  (0.21)   ----
                               --------  ---------  ---------  --------  --------  --------  ---------  --------  ------  ------

       Total distributions ..     (0.84)     (0.58)     (0.17)    (0.23)    (6.10)    (0.19)      ----     (1.60)  (0.45)   ----
                               --------  ---------  ---------  --------  --------  --------  ---------  --------  ------  ------

Net asset value,
 end of period ..............  $  14.66  $   15.57  $   13.97  $  13.12  $  11.33  $  19.14  $   15.17  $  12.57  $13.01  $11.39
                               ========  =========  =========  ========  ========  ========  =========  ========  ======  ======

       Total return .........     (0.53%)    16.31%      7.93%    17.94%   (11.79%)   27.70%     20.71%     6.87%  18.50%   6.20%

Net assets, end of period
 (000's) ....................  $534,562   $387,842   $192,626   $88,235   $36,564   $32,108   $133,852   $37,001  $1,408  $1,143
Ratio of operating expenses
 to average net assets (C) ..      0.84%      0.88%      0.95%     0.89%     0.97%     1.02%      1.08%     1.15%   1.41%   1.57%(A)
Ratio of net investment
 income to average net
 assets .....................      0.88%      0.50%      7.31%     2.23%     2.74%     1.90%      1.80%     1.33%   1.19%   2.05%(A)
Portfolio turnover rate .....       132%       173%       782%      172%       95%      111%        49%       64%    209%    214%(A)

--------------------------


*    Commencement of operations.
**   Net investment income per share has been calculated using the average shares method for fiscal year 1993.
(A)  Annualized
(B)  After expense reimbursement per share of $0.02 , $0.53 and $0.14 in 1987, 1986, and 1985, respectively.
(C)  The ratio of operating expenses, before reimbursement from the investment adviser, was 1.30%, 3.71% and 4.69% in 1987, 1986 and 1985, respectively.



NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------
                                                 VALUE EQUITY TRUST
                                            ----------------------------
                                               YEAR            2/19/93*
                                               ENDED              TO
                                             12/31/94**       12/31/93
                                            -------------   ------------
Net asset value, beginning
of period ..............................    $   11.31          $ 10.00

Income from investment operations:
----------------------------------
 Net investment income .................         0.12             0.07
 Net realized and unrealized gain
  (loss) on investments ................        (0.03)            1.24
                                             --------          -------

      Total from investment
       operations ......................         0.09             1.31

Less Distributions
------------------
 Dividends from net investment income ..        (0.05)            ----
 Distributions from capital gains ......        (0.02)            ----


      Total distributions ..............        (0.07)            ----

Net asset value, end of period .........     $  11.33          $ 11.31
                                             ========          =======

      Total return .....................         0.79%           13.10%


Net assets, end of period (000's) ......     $221,835          $86,472
Ratio of  operating expenses to
average net assets .....................         0.87%            0.94%(A)
Ratio of net investment income to
average net assets .....................         1.08%            1.30%(A)

Portfolio turnover rate ................           26%              33%(A)


-----------------------------

*   Commencement of operations.
** Net investment income per share has been calculated using the average shares method for fiscal year 1994.
(A) Annualized


NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------
                                                             GROWTH AND INCOME TRUST
                                                ------------------------------------------------
                                                      YEARS ENDED DECEMBER 31,          4/23/91*
                                                -----------------------------------       TO
                                                  1994          1993         1992      12/31/91
                                                ---------    ---------    ---------    ---------
Net asset value, beginning
 of period .............................        $  13.05    $  12.10     $   11.08     $ 10.00

Income from investment operations:
----------------------------------
  Net investment income ..................          0.25        0.17         0.20         0.13
  Net realized and unrealized gain
   on investments and foreign currency
   transactions ..........................          0.11        0.98         0.92         0.95
                                                --------    --------     ---------     -------

       Total from investment operations ..          0.36        1.15         1.12         1.08

Less distributions:
-------------------
  Dividends from net investment income ...         (0.19)      (0.18)       (0.10)        ----
  Distributions from capital gains .......         (0.18)      (0.02)        ----         ----
                                                --------    --------    ---------      -------

       Total distributions ...............         (0.37)      (0.20)       (0.10)        ----
                                                --------    --------    ---------      -------

Net asset value, end of period ...........      $  13.04    $  13.05    $   12.10      $ 11.08
                                                ========    ========    =========      =======

       Total  return .....................          2.85%       9.62%       10.23%       10.80%

Net assets, end of period  (000's) .......      $409,534    $288,765     $130,984      $57,404
Ratio of operating expenses to
 average net assets ......................          0.82%       0.85%        0.85%        0.98%(A)
Ratio of net investment income to
 average net assets ......................          2.40%       2.29%        2.78%        2.92%(A)
Portfolio turnover rate                               42%         39%          44%          62%(A)

------------------

*    Commencement of operations.
(A)  Annualized


NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------
                                             STRATEGIC BOND TRUST
                                             --------------------
                                              YEAR       2/19/93*
                                              ENDED        TO
                                             12/31/94   12/31/93
                                             --------   --------
Net asset value, beginning
 of period .............................     $ 10.88     $ 10.00

Income from investment operations:
----------------------------------
 Net investment income .................        0.57        0.33
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ........................       (1.22)       0.55
                                             -------     -------

       Total from investment
        operations .....................       (0.65)       0.88

Less distributions:
-------------------
 Dividends from net investment income ..       (0.28)       ----
 Distributions from capital gains ......       (0.04)       ----
                                             -------     -------

       Total distributions .............       (0.32)       ----
                                             -------     -------

Net asset value, end of period .........     $  9.91     $ 10.88
                                             =======     =======

       Total return ....................       (5.99%)      8.80%

Net assets, end of period  (000's) .....     $84,433     $53,640
Ratio of  operating expenses to
 average net assets ....................        0.91%       1.00%(A)
Ratio of net investment income to
 average net assets ....................        7.49%       6.56%(A)

Portfolio turnover rate ................         197%        356%(A)


-----------------------------


  * Commencement of operations.
(A) Annualized


NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------


                                                                         GLOBAL GOVERNMENT BOND TRUST
                                          ----------------------------------------------------------------------------------
                                                              YEARS ENDED DECEMBER 31,                              3/18/88*
                                          ----------------------------------------------------------------------       TO
                                             1994        1993        1992        1991        1990        1989      12/31/88
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning
of period ............................... $    13.93  $    12.47  $    12.88  $    11.59  $    10.50  $    10.21  $    10.03

Income from investment operations:
---------------------------------
 Net investment income ..................       0.74        0.59        0.42        0.55        0.25        0.45        0.14
 Net realized and unrealized gain
  (loss) on investments and
   foreign currency transactions ........      (1.54)       1.67       (0.16)       1.21        1.13        ----        0.04
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------

      Total from investment operations ..      (0.80)       2.26        0.26        1.76        1.38        0.45        0.18

Less distributions:
------------------
 Dividends from net investment income ...      (0.30)      (0.70)      (0.43)      (0.46)      (0.24)      (0.09)       ----
 Distributions from capital gains .......      (0.36)      (0.10)      (0.24)      (0.01)      (0.05)      (0.07)       ----
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------

      Total distributions ...............      (0.66)      (0.80)      (0.67)      (0.47)      (0.29)      (0.16)       ----
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------

Net asset value, end of period .......... $    12.47  $    13.93  $    12.47  $    12.88  $    11.59  $    10.50  $    10.21
                                          ==========  ==========  ==========  ==========  ==========  ==========  ==========
      Total  return .....................      (5.75%)     18.99%       2.27%      15.86%      13.49%       4.49%       1.79%

Net assets, end of period  (000's) ...... $  208,513  $  196,817  $   67,859  $   28,251  $   11,582  $    4,065  $    1,355

Ratio of operating expenses to
average net assets ......................       0.96%       1.06%       1.05%       1.14%       1.21%       1.50%       3.39%(A)
Ratio of net investment income to
average net assets ......................       6.10%       5.61%       6.71%      17.28%       6.62%       7.15%       3.74%(A)
Portfolio turnover rate .................        157%        154%        132%        164%        142%         50%        234%(A)

--------------------------

*   Commencement of operations.
(A) Annualized


NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------

                                                                INVESTMENT QUALITY BOND TRUST
                                    --------------------------------------------------------------------------------------------
                                                        YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------------
                                                                                                                     6/18/85*
                                                                                                                        TO
                                      1994      1993     1992    1991**    1990     1989     1988     1987     1986  12/31/85
                                    --------  -------- -------- -------- -------- ------- --------- -------- ------- ---------
Net asset value, beginning
 of period .......................  $  12.12  $ 11.58  $ 11.33  $ 10.74  $ 12.37  $ 11.55 $  10.79  $ 11.58   $11.18   $10.28

Income from investment operations:
---------------------------------
 Net investment income  (B) .......     0.66     0.60     0.63     0.76     1.12     0.75     0.57     0.81     1.02     0.55
 Net realized and unrealized gain
   (loss) on investments ..........    (1.23)    0.53     0.15     0.85    (1.50)    0.51     0.19    (0.50)    0.37     0.35
                                    --------  -------  -------  -------  -------  ------- --------  -------   ------   ------

       Total from investment
        operations ................    (0.57)    1.13     0.78     1.61    (0.38)    1.26     0.76     0.31     1.39     0.90

Less distributions:
------------------
 Dividends from net
   investment income ..............    (0.54)   (0.59)   (0.53)   (1.02)   (1.25)   (0.44)    ----    (0.88)   (0.69)    ----
 Distributions from capital gains .     ----     ----     ----     ----     ----     ----     ----    (0.22)   (0.30)    ----
                                    --------  -------  -------  -------  -------  ------- --------  -------   ------   ------

       Total distributions ........    (0.54)   (0.59)   (0.53)   (1.02)   (1.25)   (0.44)    ----    (1.10)   (0.99)    ----
                                    --------  -------  -------  -------  -------  ------- --------  -------   ------   ------

Net asset value, end of period .... $  11.01  $ 12.12  $ 11.58  $ 11.33  $ 10.74  $ 12.37 $  11.55  $ 10.79   $11.58   $11.18
                                    ========  =======  =======  =======  =======  ======= ========  =======   ======   ======

       Total  return ..............    (4.64%)  10.01%    7.21%   16.07%   (2.73%)  11.34%    7.09%    2.61%   13.25%    8.72%

Net assets, end of period  (000's)  $111,423  $99,474  $60,185  $38,896  $20,472  $26,965 $114,221  $25,131   $1,295   $1,120
Ratio of operating expenses to
 average net assets  (C) ..........     0.76%    0.77%    0.80%    0.85%    0.70%    0.83%    0.89%    0.95%    1.16%    1.31%(A)
Ratio of net investment income to
 average net assets ...............     6.49%    6.03%    6.96%    7.47%    8.41%    8.77%    7.97%    7.46%    8.11%    9.99%(A)
Portfolio turnover rate ...........      140%      33%      59%     115%     120%     351%      94%     201%     127%     165%(A)

--------------------------

  *  Commencement of operations.
 **  The Investment Quality Bond Trust is the successor to the Bond Trust effective April 23, 1991.
(A)  Annualized
(B)  After expense reimbursement per share of $0.02, $0.28 and $0.12 in 1987, 1986 and 1985, respectively.
(C)  The ratio of operating expenses, before reimbursement from the investment adviser, was 1.14%, 3.38% and 3.55% in 1987, 1986 and 1985, respectively.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------

                                                          U.S. GOVERNMENT SECURITIES TRUST
                                                               YEARS ENDED DECEMBER 31,                             3/18/88*
                                          ----------------------------------------------------------------------       TO
                                             1994        1993        1992        1991        1990      1989**      12/31/88
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------

Net asset value, beginning
of period ...............................   $  13.48    $  13.05    $  12.85     $ 11.83     $ 10.98      $ 9.81      $10.03

Income from investment operations:
---------------------------------
 Net investment income  (B) .............       0.77        0.48        0.10        0.19        1.07        0.20        0.07
 Net realized and unrealized gain
  (loss) on investments .................      (0.95)       0.49        0.65        1.40       (0.13)       1.08       (0.29)
                                            --------    --------    --------     -------     -------      ------      ------

      Total from investment operations ..      (0.18)       0.97        0.75        1.59        0.94        1.28       (0.22)

Less distributions:
------------------
 Dividends from net investment income ...      (0.51)      (0.46)      (0.38)      (0.53)      (0.08)      (0.11)       ----
 Distributions from capital gains .......      (0.15)      (0.08)      (0.17)      (0.04)      (0.01)       ----        ----
                                            --------    --------    --------     -------     -------      ------      ------

      Total distributions ...............      (0.66)      (0.54)      (0.55)      (0.57)      (0.09)      (0.11)       ----
                                            --------    --------    --------     -------     -------      ------      ------

Net asset value, end of period ..........   $  12.64    $  13.48    $  13.05     $ 12.85     $ 11.83      $10.98      $ 9.81
                                            ========    ========    ========     =======     =======      ======      ======

      Total  return .....................      (1.25%)      7.64%       6.19%      14.01%       8.63%      13.16%      (2.19%)

Net assets, end of period  (000's) ......   $188,813    $222,072    $125,945     $29,246     $10,469      $5,905      $  344
Ratio of operating expenses to
average net assets  (C) .................       0.73%       0.75%       0.76%       0.87%       1.04%       0.90%       5.16%(A)
Ratio of net investment income to
average net assets ......................       5.68%       5.05%       6.12%       7.09%       7.70%       6.66%       1.16%(A)
Portfolio turnover rate .................        387%        213%        141%        233%        284%        330%        156%(A)


-----------------------------

  *     Commencement of operations.
 **     The U.S. Government Securities Trust is the successor to the Convertible Securities Trust effective May 1, 1989.
(A)     Annualized
(B)     After expense reimbursement per share of $0.01 and $0.06 in 1989 and 1988, respectively.
(C)     The ratio of operating expenses, before reimbursement from the investment adviser, was 1.62% and 6.16% in 1989 and 1988, respectively.


NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------
                                                                MONEY MARKET TRUST
                                    -----------------------------------------------------------------------------------------
                                                        YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------------
                                                                                                                     6/18/85*
                                                                                                                        TO
                                      1994     1993     1992    1991**    1990     1989     1988     1987     1986   12/31/85
                                    -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Net asset value, beginning
of period .......................   $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00

Income from investment operations:
---------------------------------
 Net investment income  (B) .....       0.38     0.27     0.33     0.56     0.75     0.72     0.57     0.60     0.56     0.36

Less distributions:
------------------
 Dividends from net
  investment income .............      (0.38)   (0.27)   (0.33)   (0.56)   (0.75)   (0.72)   (0.57)   (0.60)   (0.56)   (0.36)
                                    -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Net asset value, end of period ..   $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00 $  10.00
                                    ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

      Total  return .............       3.78%    2.69%    3.36%    5.71%    7.76%    8.56%    6.77%    6.13%    5.74%    3.61%

Net assets, end of period  (000's)  $276,674 $132,274 $ 89,535 $ 79,069 $ 85,040 $ 19,403 $ 12,268 $  7,147 $  1,046 $  1,001
Ratio of operating expenses to
average net assets  (C) .........       0.57%    0.59%    0.60%    0.60%    0.57%    0.79%    0.99%   0.78%     1.11%    1.21%(A)
Ratio of net investment income to
average net assets ..............       3.93%    2.66%    3.28%    5.65%    7.27%    8.26%    6.68%    5.86%    6.84%    6.84%(A)

---------------------------------

  *  Commencement of operations.
(A)  Annualized
(B)  After expense reimbursement per share of $0.08, $0.23 and $0.12 in 1987,  1986 and 1985, respectively.
(C)  The ratio of operating expenses, before reimbursement from the investment adviser, was 1.57%, 3.43% and 3.50% in 1987, 1986 and 1985, respectively.



NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-----------------------------------------------------------------------------------------------------
                                                          AGGRESSIVE ASSET ALLOCATION TRUST
                                           ----------------------------------------------------------
                                                       YEARS ENDED DECEMBER 31,               8/03/89*
                                           ------------------------------------------------     TO
                                             1994      1993      1992      1991      1990    12/31/89
                                           --------  --------  --------  --------  --------  --------
Net asset value, beginning
of period ...............................  $  12.03  $  11.25  $  10.72  $   9.08   $  9.88   $ 10.00

Income from investment operations:
----------------------------------
 Net investment income ..................      0.31      0.34      0.30      0.36      0.36      0.08
 Net realized and unrealized gain
  (loss) on investments and
   foreign currency transactions ........     (0.41)     0.79      0.55      1.69     (1.07)    (0.20)
                                           --------  --------  --------  --------   -------   -------

      Total from investment operations ..     (0.10)     1.13      0.85      2.05     (0.71)    (0.12)

Less distributions:
-------------------
 Dividends from net investment income ...     (0.31)    (0.30)    (0.32)    (0.41)    (0.07)     ----
 Distributions from capital gains .......     (0.45)    (0.05)     ----      ----     (0.02)     ----
                                           --------  --------  --------  --------    ------   -------

      Total distributions ...............     (0.76)    (0.35)    (0.32)    (0.41)    (0.09)     ----
                                           --------  --------  --------  --------   -------   -------

Net asset value, end of period ..........  $  11.17  $  12.03  $  11.25  $  10.72   $  9.08   $  9.88
                                           ========  ========  ========  ========   =======   =======

      Total  return .....................     (0.69%)   10.30%     8.24%    22.96%    (7.27%)   (1.20%)

Net assets, end of period  (000's) ......  $184,662  $174,448  $151,627  $124,632   $91,581   $87,301
Ratio of operating expenses to
 average net assets .....................      0.89%     0.86%     0.89%     0.88%     0.78%     0.89%(A)
Ratio of net investment income to
 average net assets .....................      2.90%     2.96%     3.08%     3.63%     4.08%     3.32%(A)
Portfolio turnover rate .................       136%       92%      123%      172%       82%       22%(A)


-----------------------------

  * Commencement of operations.
(A) Annualized

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------
                                                          MODERATE ASSET ALLOCATION TRUST
                                            ----------------------------------------------------------
                                                        YEARS ENDED DECEMBER 31,               8/03/89*
                                            ------------------------------------------------     TO
                                              1994      1993      1992      1991      1990    12/31/89
                                            --------  --------  --------  --------  --------  --------
Net asset value, beginning
of period ...............................   $  11.76  $  11.14  $  10.72  $   9.29  $  10.03  $  10.00

Income from investment operations:
----------------------------------
 Net investment income ..................       0.45      0.41      0.41      0.42      0.48      0.11
 Net realized and unrealized gain
  (loss) on investments and
   foreign currency transactions ........      (0.65)     0.67      0.43      1.50     (1.10)    (0.08)
                                            --------  --------  --------  --------  --------  --------

      Total from investment operations ..      (0.20)     1.08      0.84      1.92     (0.62)     0.03

Less distributions:
-------------------
 Dividends from net investment income ...      (0.40)    (0.39)    (0.42)    (0.49)    (0.10)      ---
 Distributions from capital gains .......      (0.37)    (0.07)     ----      ----     (0.02)      ---
                                            --------  --------  --------  --------  --------  --------

      Total distributions ...............      (0.77)    (0.46)    (0.42)    (0.49)    (0.12)      ---
                                            --------  --------  --------  --------  --------  --------

Net asset value, end of period ..........   $  10.79  $  11.76  $  11.14  $  10.72  $   9.29  $  10.03
                                            ========  ========  ========  ========  ========  ========

      Total  return .....................      (1.61%)   10.06%     8.30%    21.23%    (6.23%)    0.30%

Net assets, end of period  (000's) ......   $604,491  $644,257  $505,967  $420,074  $327,328  $318,439
Ratio of operating expenses to
 average net assets .....................       0.85%     0.84%     0.87%     0.86%     0.73%     0.79%(A)
Ratio of net investment income to
 average net assets .....................       4.01%     4.02%     4.21%     4.38%     5.10%     4.51%(A)
Portfolio turnover rate .................        180%      135%      169%      168%       76%       41%(A)


-----------------------------
  * Commencement of operations.
(A) Annualized

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------
                                                      CONSERVATIVE ASSET ALLOCATION TRUST
                                           -----------------------------------------------------------
                                                       YEARS ENDED DECEMBER 31,               8/03/89*
                                           ------------------------------------------------     TO
                                             1994      1993      1992      1991      1990    12/31/89
                                           --------  --------  --------  --------  --------  ---------
Net asset value, beginning
of period ...............................  $  11.26  $  10.78  $  10.63  $   9.56  $  10.11  $  10.00

Income from investment operations:
----------------------------------
 Net investment income ..................      0.55      0.50      0.47      0.58      0.62      0.15
 Net realized and unrealized gain
  (loss) on investments and
   foreign currency transactions ........     (0.76)     0.44      0.26      1.15     (1.01)    (0.04)
                                           --------  --------  --------  --------  --------  --------

      Total from investment operations ..     (0.21)     0.94      0.73      1.73     (0.39)     0.11

Less distributions:
-------------------
 Dividends from net investment income ...     (0.46)    (0.46)    (0.58)    (0.66)    (0.13)     ----
 Distributions from capital gains .......     (0.25)     ----      ----      ----     (0.03)     ----
                                           --------  --------  --------  --------  --------  --------

      Total distributions ...............     (0.71)    (0.46)    (0.58)    (0.66)    (0.16)     ----
                                           --------  --------  --------  --------  --------  --------

Net asset value, end of period ..........  $  10.34  $  11.26  $  10.78  $  10.63  $   9.56  $  10.11
                                           ========  ========  ========  ========  ========  ========

      Total  return .....................     (1.84%)    8.99%     7.36%    18.80%    (3.84%)    1.10%

Net assets, end of period  (000's) ......  $216,716  $250,117  $201,787  $165,167  $149,901  $141,191
Ratio of operating expenses to
 average net assets .....................      0.87%     0.86%     0.89%     0.88%     0.76%     0.82%(A)
Ratio of net investment income to
 average net assets .....................      4.86%     4.78%     4.99%     5.65%     6.68%     6.00%(A)
Portfolio turnover rate .................       220%      170%      252%      211%       78%       85%(A)

-----------------------------

  * Commencement of operations.
(A) Annualized


                       INVESTMENT OBJECTIVES AND POLICIES

     Each portfolio has a stated investment objective which it pursues through separate investment policies. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject.

     The investment objectives of each portfolio represent fundamental policies of each such portfolio and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio. Except for certain investment restrictions, the policies by which a portfolio seeks to achieve its investment objectives may be changed by the Trustees of the Trust without the approval of the shareholders.

     The following is a description of the investment objectives and policies
of each portfolio.   More complete  descriptions of the money market
instruments in which the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") is included in Appendix I to this Prospectus.

GLOBAL EQUITY TRUST

     The investment objective of the Global Equity Trust is long-term capital appreciation. Oechsle International manages the Global Equity Trust and intends to pursue this objective by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

     At least 65% of the assets of the Global Equity Trust will generally be invested in a globally diversified portfolio of equity securities (e.g., common and preferred stocks). Up to 35% of the assets of the Global Equity Trust may be invested in securities convertible into or exercisable for common stocks and in fixed income securities. Fixed income securities are discussed in the description of the Global Government Bond Trust below. Under normal circumstances, at least 65% of the Global Equity Trust's assets will be invested in securities of at least three different countries. However, the Global Equity Trust may for temporary defensive purposes choose to invest substantially all of its assets in U.S. securities or cash and cash items.
Cash is an actively managed portfolio asset. The Global Equity Trust's cash position will reflect Oechsle International's overall measure of optimism in the global equity markets. If Oechsle International foresees unusual market risks, cash reserves will be increased to reduce portfolio volatility. Cash reserves are generally held in U.S. short-term government instruments, although non-U.S. government securities may be held for this purpose from time to time.

     Oechsle International seeks to achieve the Global Equity Trust's investment objective of long-term capital appreciation by making investment decisions based on a two-pronged approach of (i) choosing a limited group of countries with strong and stable national financial markets, generally with total capitalization in excess of $5 billion, and (ii) identifying a select group of companies in such countries with attractive investment potential and typical capitalization of $200 million or more. The following is a brief description of the Oechsle International two-pronged investment approach.

     Country Selection. The Global Equity Trust will seek to maximize returns by significantly overweighing markets identified as attractive, while reducing overall portfolio risk through broad diversification of investments across a limited group of national markets. Broad diversification provides a prudent method of reducing volatility while allowing the Global Equity Trust to take advantage of the different movements of major equity markets to maximize returns. Opportunities for global investing have broadened in recent years. For example, in 1980 the U.S. stock market capitalization represented approximately 70% of the total world stock market capitalization and by 1990 such share had fallen to approximately 30%.

     Generally, investments will be limited to companies in countries where total market capitalization exceeds $5 billion. The Global Equity Trust's focus will normally be on the largest, most liquid international equity markets including, but not limited to, the United States, Japan, the United Kingdom, the Federal Republic of Germany, Canada, France and Italy.

     Security Selection. Investments will generally be made in companies with market capitalizations of at least $200 million. Oechsle International focuses its research effort on exchange listed U.S. companies and a universe of approximately 1,000 non-U.S. companies, most of which are included in either the Morgan Stanley Capital International Europe, Australia and Far East Index or other major international indices. The Global Equity Trust intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Global Equity Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith. The Global Equity Trust will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus.

     Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus. The ability to diversify its investments among the equity markets in different countries may, however, reduce the overall level of market risk to the extent it may reduce the Global Equity Trust's exposure to a single market.

PASADENA GROWTH TRUST

     The principal investment objective of the Pasadena Growth Trust is long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

     The Pasadena Growth Trust emphasizes the purchase of common stocks of domestic corporations with rapidly growing earnings per share. Some of the companies in the portfolio may be unseasoned, although most are generally well-known and established. The Pasadena Growth Trust also invests in stocks of companies with a market capitalization of less than $500 million and companies that, although not growing rapidly, are undervalued by other criteria of their fundamental net worth in the opinion of its Subadviser. The volatility of its investment portfolio is likely to be greater than that of the Standard & Poor's 500 Stock Index and greater than that of the Value Equity or Equity Trust. For this reason, the net asset value per share of the Pasadena Growth Trust may fluctuate substantially and the portfolio may not be appropriate for short-term investments. Dividend and interest income received from portfolio securities is largely incidental.

     The Pasadena Growth Trust's investments may also include preferred stocks, warrants, convertible debt obligations and other debt obligations that, in the Subadviser's opinion, offer the possibility of capital appreciation over the course of approximately two or more years because of the timing of such investments. In addition to the interest received from such debt instruments, if interest rates fall, these instruments are likely to increase in value. Conversely, if interest rates rise, a decrease in value can be expected. The Pasadena Growth Trust does not, however, anticipate investing a significant portion of its total assets in such instruments.

     The debt obligations which may be acquired by the Pasadena Growth Trust include direct and indirect obligations of the U.S. Government and its agencies, states and municipalities and their agencies, or corporate issuers. Any corporate debt obligations in which the Pasadena Growth Trust may invest must be rated at least BBB or Baa or better by national agencies, or, if unrated, are, in the Subadviser's opinion, of equivalent investment quality. Securities which are rated "BBB" or "Baa" are generally regarded as having an adequate capacity to pay interest and repay principal in accordance with the terms of the obligation, but may have some speculative characteristics. In addition, such securities are generally more sensitive to changes in economic conditions than securities rated in the higher categories, which tend to be more sensitive to interest rate changes. In the event that the rating for any security held in the Pasadena Growth Trust's portfolio drops below "BBB" or "Baa" such change will be considered by the Trust's Subadviser in evaluating the overall composition of the Trust's portfolio.

     From time to time, depending on the Subadviser's analysis of market and other considerations, all or part of the assets of the portfolio may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest bearing demand accounts, and repurchase agreements secured by U.S. Government securities. All such investments will be made for temporary defensive purposes to protect against the erosion of capital and pending investment in other securities.

     As a matter of operating policy, the Trust may invest in securities of unseasoned companies. The Subadviser regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, the portfolio normally will not purchase securities of any company with a record of fewer than three years' continuous operation (including that of predecessors).

     The Pasadena Growth Trust does not intend to engage in the purchase of securities on a when-issued or delayed delivery basis or engage in any hedging or other transactions described in the Statement of Additional Information under the caption "Hedging and Other Strategic Transactions." The Pasadena Growth Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus.

EQUITY TRUST

     The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital.

     FMTC manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of United States issuers or securities convertible into or which carry the right to buy common stocks. It may also invest to a limited degree, normally not in excess of 15% of the value of the Equity Trust's total assets, in non-convertible preferred stocks and debt securities. Portfolio securities may be selected with a view toward either short-term or long-term capital growth. When in FMTC's opinion market or economic conditions warrant a defensive posture, the Equity Trust may place any portion of its assets in investment grade debt securities (i.e., the four highest bond ratings assigned by Moody's or S&P), preferred stocks, Government securities or cash. The fourth highest category of investment grade bonds has some speculative characteristics and instruments with such ratings are subject to greater fluctuations in value than more highly rated instruments as economic conditions change. The Equity Trust is not required to dispose of such
instruments in the event they are downgraded.   It may also maintain amounts in
cash or short-term debt securities pending selection of investments in accordance with its policies.

     The Equity Trust will invest primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities
traded in the "over the counter" market.   The Equity Trust will be subject to
certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Equity Trust is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

VALUE EQUITY TRUST

     The principal investment objective of the Value Equity Trust is long-term growth of capital. GSAM manages the Value Equity Trust and will seek to attain its objective by investing under normal circumstances at least 65% of its total assets in equity securities, consisting of common or preferred stocks, including options and warrants.

     The Value Equity Trust will invest primarily in securities listed on national securities exchanges and securities traded in the "over-the-counter" market. Under normal market conditions the Value Equity Trust may invest up to 35% of its total assets in preferred stocks, government securities, short-term debt securities, money market instruments, cash or investment grade bonds (i.e., the four highest bond ratings assigned by Moody's or S&P or determined to be of comparable quality by GSAM.) When in GSAM's opinion market or economic conditions warrant a temporary defensive posture, the Value Equity Trust may place any portion of its assets in these types of non-equity securities. The fourth highest category of investment grade bonds has some speculative characteristics and instruments with such ratings are subject to greater fluctuations in value than more highly rated instruments as economic conditions change. The Value Equity Trust is not required to dispose of such instruments in the event they are downgraded.

     The Value Equity Trust will be subject to special risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Value Equity Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

GROWTH AND INCOME TRUST

     The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk.

     Wellington Management manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout and strong management skills. The Trust's investments will primarily emphasize dividends paying stocks of larger companies. The Trust may also invest in securities convertible into or which carry the right to buy common stocks, including those convertible securities issued in the Euromarket, preferred stocks and debt securities. When market or financial conditions warrant a temporary defensive posture, the Trust may, in order to reduce risk and achieve attractive total investment return, invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. The Subadviser expects that under normal market conditions the Growth and Income Trust will consist primarily of equity securities.

     Investments will be selected on the basis of fundamental analysis to identify those securities that, in Wellington Management's judgment, provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each company is located.

     The Growth and Income Trust will invest primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the "over the counter" market.

     The Growth and Income Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Growth and Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

INTERNATIONAL GROWTH AND INCOME TRUST

     The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States.

     J.P. Morgan manages the International Growth and Income Trust and will seek to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The portfolio will focus primarily on the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities. See "RISK FACTORS -- Foreign Securities." Under normal circumstances, the International Growth and Income Trust expects to invest primarily in equity securities. However, the portfolio may invest up to 35% of its assets in debt obligations of corporate or sovereign or supranational organizations rated A or higher by Moody's or S&P, or if unrated, of equivalent credit quality as determined by the Subadviser. See "Global Government Bond Trust" for further information on supranational organizations. Under normal circumstances, the portfolio will be invested approximately 85% in equity securities and 15% in these fixed income securities. This allocation, however, may change over time. J.P. Morgan may allocate the portfolio's investment in these asset classes in a manner consistent with the portfolio's investment objective and current market conditions. Using a variety of analytical tools, J.P. Morgan assesses the relative attractiveness of each asset class and determines an optimal allocation between them. Yields on non-U.S. equity securities tend to be lower than those on equity securities of U.S. issuers. Therefore, current income from the portfolio may not be as high as that available from a portfolio of U.S. equity securities.

     In pursuing the International Growth and Income Trust's objective, J.P. Morgan will actively manage the assets of the portfolio through country allocation and stock valuation and selection. Based on fundamental research, quantitative valuation techniques and experienced judgment, J.P. Morgan uses a structured decision-making process to allocate the portfolio primarily across the developed countries of the world outside the United States. This universe is typically represented by the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index").

     Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, J.P. Morgan selects the securities which appear the most attractive for the portfolio. J.P. Morgan believes that under normal market conditions, economic sector weightings generally will be similar to those of the relevant equity index.

     Finally, J.P. Morgan actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the International Growth and Income Trust's market value. Through the use of forward currency exchange contracts, J.P. Morgan will adjust the portfolio's foreign currency weightings to reduce its exposure to currencies that the Subadviser deems unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors and the judgment of a team of experienced currency managers.

     The International Growth and Income Trust intends to manage its investment portfolio actively in pursuit of its investment objective. The portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. See "GENERAL INFORMATION -- Taxes." To the extent the portfolio engages in short-term trading, it may incur increased transaction costs.

     The International Growth and Income Trust may also invest in securities on a when-issued or delayed delivery basis, enter into repurchase agreements, loan its portfolio securities and purchase certain privately placed securities. See "RISK FACTORS."

     The International Growth and Income Trust may make money market investments pending other investments or settlement or for liquidity purposes. In addition, when J.P. Morgan believes that investing for defensive purposes is appropriate, such as during periods of unusual or unfavorable market or economics conditions, up to 100% of the portfolio's assets may be temporarily invested in money market instruments. The money market investments permitted for the portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements, as described below under "Money Market Trust."

     The International Growth and Income Trust will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the captions "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to diversify its investments among the equity markets of different countries may, however, reduce the overall level of market risk to the extent it may reduce the portfolio's exposure to a single market.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The International Growth and Income Trust is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

STRATEGIC BOND TRUST

     The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital.

     The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, SBAM, broad discretion to deploy the Strategic Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective. At any point in time, the Subadviser will deploy the portfolio's assets based on the Subadviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government obligations, investment grade domestic corporate debt, high yield (high risk) corporate debt securities, mortgage backed securities and investment grade and high yield international debt securities. The Subadviser is an affiliate of Salomon Brothers Inc ("SBI"), and in making investment decisions is able to draw on the research and market expertise of SBI with respect to fixed-income securities.

     In pursuing its investment objective, the Strategic Bond Trust may invest without limitation in high yield (high risk) securities. High yield securities, commonly known as "junk bonds", also present a high degree of risk. High-yielding, lower-quality securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher-quality securities. Due to the risks inherent in certain of the securities in which the Strategic Bond Trust may invest, an investment in the portfolio should not be considered as a complete investment program and may not be appropriate for all investors. See "Risk Factors--High Yield (High Risk) Securities."

     The Subadviser will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. In making this determination, the Subadviser will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the Subadviser will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate international debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if the Subadviser feels that such investments would impair the portfolio's ability to preserve shareholder capital. The Subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

     In addition, the Subadviser will have discretion to select the range of maturities of the various fixed-income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

     The types and characteristics of the U.S. Government obligations, mortgage-backed securities, investment grade corporate debt securities and investment grade international debt securities to be purchased are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Government Bond Trusts, and in the section entitled "Other Investments" in the Statement of Additional Information; and the types and characteristics of the money market securities to be purchased are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review the discussion therein in considering an investment in shares of the Strategic Bond Trust. As described below, the Strategic Bond Trust may also invest in high yield domestic and foreign debt securities.

     The Strategic Bond Trust will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the captions "Risk Factors--High (High Risk) Yield Securities" and "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus and the Statement of Additional Information . The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Bond Trust's exposure to a single market.

     The Strategic Bond Trust currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, however, the Strategic Bond Trust may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of the Subadviser, adverse conditions prevail in the market for fixed-income securities, the Strategic Bond Trust for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

     As discussed above, the Strategic Bond Trust may invest in U.S. dollar-denominated securities issued by domestic issuers that are rated below investment grade or of comparable quality. Although the Subadviser does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the Subadviser, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage securities and international debt securities, as described below, the Subadviser expects to provide investors with a higher yield than a high-quality domestic corporate bond fund while at the same time presenting less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P). See "Risk Factors--High Yield (High Risk) Securities--General."

     In light of the risks associated with high yield corporate and sovereign debt securities, the Subadviser will take various factors into consideration in evaluating the credit worthiness of an issue. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Subadviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the Subadviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Trust's ability to achieve its investment objective may be more dependent on the Subadviser's credit analysis than would be the case if it invested in higher quality debt securities.

     A description of the ratings used by Moody's and S&P is set forth in Appendix I to this Prospectus.

     In addition to the types of international debt securities as set forth in the discussion of investment objectives and policies of the Global Government Bond Trust, the Strategic Bond Trust may also invest in international debt securities that are below investment grade.

     The high yield sovereign debt securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated debt securities issued or guaranteed by governments or governmental entities of developing and emerging countries. The Subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Subadviser anticipates that the portfolio's initial investments in sovereign debt will be concentrated in Latin American countries, including Mexico and Central and South American and Caribbean countries. The Subadviser expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

GLOBAL GOVERNMENT BOND TRUST

     The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

     Oechsle International will select the Global Government Bond Trust's assets from among countries and in currency denominations where opportunities for total return are expected to be the most attractive. Fundamental economic strength, credit quality, and currency and interest rate trends will be the principal determinants of the various country and sector weightings within the Global Government Bond Trust. The Global Government Bond Trust may substantially invest in one or more countries but intends to have represented in its portfolio securities from a number of different countries, although there is no limit on the value of the portfolio's assets that may be invested in any one country or in assets denominated in any one country's currency. Moreover, the Global Government Bond Trust may for temporary defensive purposes choose to invest substantially all its assets in U.S. securities or cash and cash items.

     The Global Government Bond Trust, unlike the other portfolios of the Trust, is non-diversified for purposes of the Investment Company Act of 1940. Due to its status as non-diversified, the Global Government Bond Trust is not subject to the general limitation under the Investment Company Act of 1940 that it not invest more than 5% of its total assets in the securities of a single issuer. The Global Government Bond Trust has elected non-diversified status so that it may invest more than 5% of its assets in the obligations of a foreign government and this practice may expose the Global Government Bond Trust to increased financial and market risks. While non-diversified for purposes of the Investment Company Act of 1940, the Global Government Bond Trust remains subject to certain diversification requirements imposed under the Internal Revenue Code which are described under the caption "Taxes" in this Prospectus.

     The Global Government Bond Trust will generally invest at least 65% of its assets in the following investments: (i) debt obligations issued or guaranteed by the U.S. government or one of its agencies or political subdivisions; (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Investments in multi-currency, debt securities will be limited to those assigned within the four highest bond ratings by Moody's or S&P or, if not rated, that are of equivalent investment quality as determined by Oechsle International. The Global Government Bond Trust may also invest up to 35% of its assets in (i) corporate debt securities assigned within the three highest bond ratings by Moody's or S&P or, if not rated, that are of equivalent investment quality as determined by Oechsle International, (ii) preferred stocks and (iii) securities convertible into or exercisable for common stocks. In addition, the Global Government Bond Trust will hold short-term cash reserves (money market instruments maturing in a period of thirteen months or less) as Oechsle International believes is advisable to maintain liquidity or for temporary defensive purposes. Reserves may be held in any currency deemed attractive by Oechsle International.

     Oechsle International intends to invest in fixed-income securities in countries where the combination of fixed-income market returns and exchange rate movements is judged to be attractive. Oechsle International will actively manage the Global Government Bond Trust's maturity structure according to its interest rate outlook for each foreign economy. In response to rising interest rates and falling prices, the Global Government Bond Trust may invest in securities with shorter maturities to protect its principal value. Conversely, when certain interest rates are falling and prices are rising, the Global Government Bond Trust may invest in securities with longer maturities to take advantage of higher yields and to seek capital appreciation. The Global Government Bond Trust will seek to invest in countries having favorable currency and interest rate trends. Investments in countries where the currency trend is unfavorable may be made when the currency risk can be minimized through hedging. The Global Government Bond Trust does not intend to invest in longer-term fixed income securities in countries where the fixed income market is fundamentally unattractive, regardless of the currency trend, but may invest in short-term fixed income securities in such countries.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Global Government Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith. The Global Government Bond Trust will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus and in the Statement of Additional Information. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Global Government Bond Trust's exposure to a single market.

INVESTMENT QUALITY BOND TRUST

     The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity.

     Wellington Management manages the Investment Quality Bond Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Investment management will emphasize sector analysis, which focuses on relative value and yield spreads among security types and among quality, issuer, and industry sectors, call protection and credit research. Credit research on corporate bonds is based on both quantitative and qualitative criteria established by Wellington Management, such as an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Wellington Management will attempt to maintain a high, steady and possibly growing income stream.

     At least 65% of the Investment Quality Bond Trust's assets will be invested in:

(1) marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, of comparable quality as determined by Wellington Management;

(2) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities (described below under U.S. Government Securities Trust); and

(3) cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

     The balance of the Investment Quality Bond Trust's investments may include: domestic and foreign debt securities rated below "A" by Moody's and S&P (and unrated securities of comparable quality as determined by Wellington Management), preferred stocks, convertible securities (including those issued in the Euromarket) and securities carrying warrants to purchase equity securities, and privately placed debt securities. At least 65% of the Investment Quality Bond Trust's assets will be invested in bonds and debentures.

     In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in domestic and foreign high yield (high risk) corporate and government debt securities, commonly known as "junk bonds" (i.e., rated "Ba" or below by Moody's or "BB" or below by S&P, or if unrated, of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." Domestic and foreign high yield debt securities involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. See "RISK FACTORS -- High Yield (High Risk) Securities and "Foreign Sovereign Debt Securities."

     The Investment Quality Bond Trust may also invest in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) and unrated securities of comparable quality as determined by Wellington Management. While such securities are considered as investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. While the Investment Quality Bond Trust may only invest up to 20% of its assets in bonds rated below "Baa" by Moody's or "BBB" by S&P (or, if unrated, of comparable quality as determined by Wellington Management) at the time of investment, it is not required to dispose of bonds owned that may be downgraded causing the portfolio to exceed this 20% maximum.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Investment Quality Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith . The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus.

U.S. GOVERNMENT SECURITIES TRUST

     The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

     At least 80% of the total assets of the U.S. Government Securities Trust will be invested in:

(1) mortgage backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government and which are the "modified pass-through" type of mortgage backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(2)  U.S. Treasury obligations;

(3) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

(4) mortgage backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

(5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

     The mortgage backed securities in which the U.S. Government Securities Trust invests (principally GNMA Certificates) represent participating interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Securities Trust and not the purchase of shares of the portfolio.

     Mortgage backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the U.S. Government Securities Trust to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government Securities Trust of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of this portfolio. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

     The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Internal Revenue Code for investments of separate accounts funding contracts. Under these requirements, no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single United States government agency or instrumentality. See the discussion under "Taxes" below for additional information.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may write covered call options and put options on securities and purchase call and put options on securities, write covered call and put options on securities indices and purchase call and put options on securities indices, and, may enter into futures contracts on financial instruments and indices and write and purchase put and call options on such futures contracts. It is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

MONEY MARKET TRUST

     The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. Wellington Management manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments of the following types:

(1) obligations issued or guaranteed as to principal and interest by the United States Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress (hereinafter "U.S. Government securities"), or obligations issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any Canadian obligation acquired by the Trust will be payable in U.S. dollars);

(2) certificates of deposit and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000;

(3) commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P) or, if not rated,is issued by a company which Wellington Management acting pursuant to guidelines established by the Trustees, has determined to be of minimal credit risk and comparable quality;

(4) corporate obligations maturing in thirteen months or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by S&P); and

(5)  repurchase agreements with respect to any of the foregoing obligations.

     All of the Money Market Trust's investments will mature in thirteen months or less and the portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust will invest only in securities the Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940. The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00, but there is no assurance that it will be able to do so.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

AUTOMATIC ASSET ALLOCATION TRUSTS

     There are three Automatic Asset Allocation Trusts - Aggressive, Moderate and Conservative. The investment objective of each of the Automatic Asset Allocation Trusts is to obtain the highest potential total return consistent with a specified level of risk tolerance -- aggressive, moderate and conservative. The Automatic Asset Allocation Trusts are designed for:

* The investor who wants to maximize total return potential, but lacks the time, temperament or expertise to do so effectively;
* The investor who does not want to monitor the financial markets in order to make periodic exchanges among portfolios;
* The investor who wants the opportunity to improve on the return of an income-oriented investment program, but wants to take advantage of the risk management features of an asset allocation program; and
* Retirement program fiduciaries who have a responsibility to limit risk in a meaningful way, while seeking the highest potential total return.

     Each of the Automatic Asset Allocation Trusts may invest in a combination of equity, fixed-income and money market securities. The amount of each portfolio's assets invested in each category of securities is dependent upon the judgment of FMTC as to what percentages of each portfolio's assets in each category will contribute to the limitation of risk and the achievement of its
investment objective.   Unlike many asset allocation and timing services
offered by competitors, the Automatic Asset Allocation Trusts permit FMTC to reallocate each portfolio's assets among the categories of securities "automatically," without a delay for a request or response by the shareholder, whenever, in the subadviser's judgment, market or economic changes warrant such
a reallocation.   FMTC reserves complete discretion to determine the
allocations among the categories of securities.

     The investor chooses an Automatic Asset Allocation Trust by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort. Generally, the higher the portfolio's level of risk tolerance, the higher is the expected total return for the portfolio over the long-term and under favorable market conditions. Over the long-term, it is expected that the total return of the Aggressive Asset Allocation Trust will exceed that of the Moderate Asset Allocation Trust and that the total return of the Moderate Asset Allocation Trust will exceed that of the Conservative Asset Allocation Trust, although there is no assurance that this will be the case. Moreover, as a general matter, the higher the risk tolerance of a portfolio, the greater is the expected volatility of the portfolio. In adverse market conditions, it is expected that the losses will be greater in the Aggressive Asset Allocation Trust than in the Moderate Asset Allocation Trust and greater in the Moderate Asset Allocation Trust than in the Conservative Asset Allocation Trust, although again there is no assurance that this will be the case.

     FMTC attempts to limit the maximum amount of decline in value each portfolio incurs under very adverse market conditions, to define the level of risk tolerance -- aggressive, moderate or conservative. Very adverse market conditions are defined as a substantial increase in long-term interest rates accompanied by a similarly substantial decline in one or more commonly-followed stock market indices over a twelve month period. Of course, FMTC cannot predict with certainty when adverse market conditions will arise.
Consequently, FMTC must manage each of the Automatic Asset Allocation Trusts under all market conditions with a view toward limiting risk and portfolio decline should very adverse market conditions arise. For example, since the Conservative Asset Allocation Trust has the lowest risk tolerance level, its assets under all market conditions will be invested less aggressively (i.e., with greater emphasis on fixed-income securities and money market instruments) than those of the other Automatic Asset Allocation Trusts. In addition, when market conditions deteriorate (the probability of very adverse market conditions rises), FMTC will give greater emphasis to fixed-income securities and money market instruments in an effort to limit overall declines in portfolio value.

     An investor should select an Automatic Asset Allocation Trust depending on his or her objective in terms of balancing the potential long-term total returns of a portfolio against limiting risk and portfolio declines in very adverse market conditions. There can be no assurance that actual declines in portfolio value will not exceed the percentage limitations set forth below in the description of each portfolio.

THE AGGRESSIVE ASSET ALLOCATION TRUST

     The investment objective of the Aggressive Asset Allocation Trust is to seek the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% in any twelve month period. This Trust will tend to invest a greater portion of its assets in equity and foreign securities than the Moderate and Conservative Asset Allocation Trusts and a lower percentage of its assets in fixed-income securities and money market
instruments than such Trusts.   FMTC will invest the Aggressive Asset
Allocation Trust's assets to attempt to produce a total return competitive with that of equity funds, while at the same time exposing the Trust's assets to less risk than the typical aggressive equity fund by allocating a portion of the portfolio's assets to fixed-income securities and money market instruments. There can be no assurance that FMTC will be able to attain this objective.

THE MODERATE ASSET ALLOCATION TRUST

     The investment objective of the Moderate Asset Allocation Trust is to seek the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period. The amount of the Moderate Asset Allocation Trust's assets invested in each category of securities will depend on the judgment of FMTC as to what relative portions of the portfolio's assets in each category will contribute to the achievement of its objective. Generally, it will place greater emphasis on equity and foreign securities than the Conservative Asset Allocation Trust but more emphasis on fixed-income securities and money market instruments than the Aggressive Asset
Allocation Trust.   FMTC will invest the Moderate Asset Allocation Trust's
assets to attempt to give the portfolio a substantial participation in favorable equity and bond markets, although the expected total return will not necessarily exceed the best returns available from either of those markets.

THE CONSERVATIVE ASSET ALLOCATION TRUST

     The investment objective of the Conservative Asset Allocation Trust is to seek the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period. This Trust will tend to invest a greater portion of its assets in fixed-income securities and money market instruments than the Moderate and Aggressive Asset Allocation Trusts and a lower percentage of its assets in equity and foreign securities
than such Trusts.   FMTC will attempt to invest the Conservative Asset
Allocation Trust's assets in order to produce a higher total return than that which is available from a bond or a money market portfolio alone, although there can be no assurance that FMTC will be able to attain this objective.

     The types and characteristics of equity securities to be purchased by the Automatic Asset Allocation Trusts are set forth above in the discussion of investment objectives and policies for the Equity Trust; the types and characteristics of the fixed-income securities to be purchased are set forth in the discussion of investment objectives and policies for the Investment Quality Bond and U.S. Government Securities Trusts; and the types and characteristics of the money market securities to be purchased are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review the discussion therein in considering an investment in shares of the Automatic Asset Allocation Trusts.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

     The Automatic Asset Allocation Trusts are currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith. The Aggressive Asset Allocation Trust may invest up to 35% of its assets, the Moderate Asset Allocation Trust may invest up to 25% of its assets and the Conservative Allocation Trust may invest up to 15% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. The Automatic Asset Allocation Trusts will be subject to certain risks as a result of their ability to invest in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus.

     The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a portfolio. See "Portfolio Turnover" in the Statement of Additional Information.

                                  RISK FACTORS

INVESTMENT RESTRICTIONS GENERALLY

     The Trust is subject to a number of restrictions in pursuing its investment objectives and policies. The following is a brief summary of certain restrictions that may be of interest to contract owners. Some of these restrictions are subject to exceptions not stated here. Such exceptions and a complete list of the investment restrictions applicable to the individual portfolios and to the Trust are set forth in the Statement of Additional Information under the caption "Investment Restrictions."

     Except for the restrictions specifically identified as fundamental, all investment restrictions described in this Prospectus and in the Statement of Additional Information are not fundamental, so that the Trustees of the Trust may change them without shareholder approval. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities.

     Fundamental policies applicable to all portfolios include prohibitions on
(i) investing more than 25% of the total assets of any portfolio in the securities of issuers having their principal activities in any particular industry (with exceptions for U.S. Government securities and certain other obligations) and (ii) borrowing money, except for temporary or emergency purposes and then not in excess of 10% of the



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

value of the total assets of the portfolio at the time the borrowing is made. In addition, each of the portfolios except the Global Government Bond Trust is prohibited from purchasing securities of any issuer if the purchase would cause more than 5% of the value of a portfolio's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a portfolio, except that up to 25% of the value of each portfolio's total assets (except the Money Market Trust) may be invested without regard to this restriction.

     Restrictions that apply to all portfolios and that are not fundamental include prohibitions on (i) knowingly investing more than 15% of the net assets of any portfolio in "illiquid" securities (including repurchase agreements maturing in more than seven days but excluding master demand notes), (ii) pledging, hypothecating, mortgaging or transferring more than 10% of the total assets of any portfolio as security for indebtedness, and (iii) purchasing securities of other investment companies, other than in connection with a merger, consolidation or reorganization, if the purchase would cause more than 10% of the value of a portfolio's total assets to be invested in investment company securities. The percentage restriction in clause (i) of the preceding sentence, however, is 10% in the case of the Money Market Trust.

     Finally, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the Investment Company Act of 1940. In order to comply with such restrictions, the Money Market Trust will, inter alia, not purchase the securities of any issuer if it would cause (i) more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by the Rule for certain securities for a period of up to three business days after purchase, (ii) more than 5% of its total assets to be invested in "second tier securities," as defined by the Rule, or (iii) more than the greater of $1 million or 1% of its total net assets to be invested in the second tier securities of that issuer.

     There are also diversification and other requirements for all of the portfolios imposed by the federal tax laws, as described under "Taxes" in this Prospectus.

     The following is a description of certain investment policies subject to investment restrictions that may be of particular interest to contract owners.

HIGH YIELD  (HIGH RISK) SECURITIES

     GENERAL. The Strategic Bond Trust may invest without limitation, and the Investment Quality Bond Trust may invest up to 20% of its assets, in "high yield" (high risk) securities. Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the portfolios may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the portfolio with a commensurate effect on the value of the portfolio's shares. Because the Strategic Bond Trust may invest without limitation in high yield debt securities, an investment in that portfolio should not be considered as a complete investment program for all investors.

     Because the Strategic Bond and Investment Quality Bond Trusts will invest primarily in fixed-income securities, the net asset value of each portfolio's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

     The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Strategic Bond and Investment Quality Bond Trusts' ability to dispose of particular portfolio investments and may limit the ability of those portfolios to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Strategic Bond Trust or the Investment Quality Bond Trust is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Trustees to value that portfolio's investment portfolio and the Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. In addition, each portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

     CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     FOREIGN SOVEREIGN DEBT SECURITIES. Investing in foreign sovereign debt securities will expose the Strategic Bond and Investment Quality Bond Trusts to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which these portfolios may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings form foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Strategic Bond or Investment Quality Bond Trust may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     In addition to high yield foreign sovereign debt securities, the Strategic Bond and Investment Quality Bond Trusts may also invest in investment grade foreign securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.

FOREIGN SECURITIES

     Each of the portfolios, other than the U.S. Government Securities Trust, may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Money Market Trust which may only invest in U.S. dollar-denominated securities of foreign issuers. The Global Equity, Global Government Bond, International Growth and Income and Strategic Bond Trusts may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. The Aggressive Asset Allocation Trust may invest up to 35% of its assets, the Moderate Asset Allocation Trust up to 25% of its assets, the Conservative Asset Allocation Trust up to 15% of its assets, and each of the other portfolios other than the U.S. Government Securities Trust up to 20% of its assets in such securities.

     Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. Each of the portfolios, except for the Global Equity, International Growth and Income, Global Government Bond and Strategic Bond Trusts, anticipates that its foreign investments will consist primarily of ADRs that are regularly traded on recognized U.S. exchanges or in the U.S. "over-the-counter" market.

     Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     Foreign securities may be subject to foreign government taxes which reduce their attractiveness. See "Taxes." In addition, investing in securities denominated in foreign currencies and in the securities of foreign issuers, particularly non-governmental issuers, involves risks which are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved and the possibility of imposition of currency controls. Since certain portfolios may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The portfolios may incur transaction charges in exchanging foreign currencies.

     There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements which are generally less extensive than the requirements applicable to domestic issuers. Foreign stock markets (other than Japan) have substantially less volume than the United States exchanges and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less governmental regulation of exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be higher. In addition, investments in foreign companies may be subject to the possibility of nationalization, withholding of dividends at the source, expropriation or confiscatory taxation, currency blockage, political or economic instability or diplomatic developments that could adversely affect the value of those investments. Finally, in the event of a default on any foreign obligation, it may be difficult for the Trust to obtain or to enforce a judgment against the issuer.

     Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

     In addition to the foreign securities listed above, the Strategic Bond and Investment Quality Bond Trusts may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Risk Factors--High Yield Securities--Foreign Sovereign Debt Securities" above.

LENDING SECURITIES

     Each portfolio may lend its securities so long as such loans do not represent in excess of 20% of a portfolio's total assets. This is a fundamental policy. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash or cash equivalents. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Trust anticipates that its securities will be loaned only under the following conditions: (1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities increase in value; (2) the loan will be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and (3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES

     In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. It is expected that, under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may sell the securities before the settlement date, if such action is deemed advisable. In general, a portfolio does not pay for the securities or start earning interest on them until the obligations are scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the portfolio may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Individual portfolios may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any portfolio unless otherwise specifically indicated in the description of the portfolio contained in this Prospectus. Limitations on the portion of a portfolio's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.

     Subject to the constraints described above, an individual portfolio may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars, and a portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Other Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a portfolio's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A portfolio may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the subadviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a portfolio's securities. None of the portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, risk management or appropriate portfolio management purposes and not for speculative purposes. The use of certain Hedging and Other Strategic Transactions will require that a portfolio segregate cash, liquid high grade debt obligations or other assets to the extent a portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Other Strategic Transactions are described in "Hedging and Other Strategic Transactions -- Risk Factors" in the Statement of Additional Information. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, also appears in the Statement of Additional Information.

ILLIQUID SECURITIES

     Each of the portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Excluded from the 10% and 15% limitation are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted pursuant to the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Trust's investment restriction is a determination to be made by the Subadvisers subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected. In addition, the Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

                            MANAGEMENT OF THE TRUST

     Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility
of its Trustees.   The Trust was originally organized on August 3, 1984 as
"NASL Series Fund, Inc." (the "Fund"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization and Liquidation approved at the Special Meeting of Shareholders held on December 2, 1988, the Fund was reorganized as a Massachusetts business trust established pursuant to an Agreement and Declaration of Trust dated September 29, 1988 (the "Declaration of Trust").
The reorganization became effective on December 31, 1988. At that time, the assets and liabilities of each of the Fund's separate investment portfolios were assumed by the corresponding portfolios of the Trust and the Trust carried on the business and operations of the Fund with the same investment management arrangements as were in effect for the Fund immediately prior to such reorganization.

ADVISORY ARRANGEMENTS

     NASL Financial Services, Inc. ("NASL Financial" or, in its capacity as investment adviser to the Trust the "Adviser"), a Massachusetts corporation whose principal offices are located at 116 Huntington Avenue, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Security Life which is owned and controlled by North American Life. NASL Financial is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934, and it is a member of the National Association of Securities Dealers, Inc. ("NASD"). In addition, NASL Financial serves as principal underwriter of certain contracts issued by Security Life and as investment adviser to one other investment company, North American Funds.

     Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense, (i) office space and all necessary office facilities and equipment, (ii) necessary executive and other personnel for managing the affairs of the Trust and for performing certain clerical, accounting and other office functions, and (iii) all other information and services, other than services of counsel, independent accountants or investment subadvisory services provided by any subadviser under a subadvisory agreement, required in connection with the preparation of all tax returns and documents required to comply with the federal securities laws. The Adviser pays the cost of (i) any advertising or sales literature relating solely to the Trust, (ii) the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares and
(iii) the compensation of the Trust's officers and Trustees that are officers, directors or employees of the Adviser or its affiliates. In addition, advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds an annual rate of .75% in the case of the Global Equity, Global Government Bond and International Growth and Income

Trusts or .50% in the case of all other portfolios of the average net asset value of such portfolio. The expense limitations will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the Trust. For the prior fiscal year, the Adviser did not reimburse the Trust for any expenses since expenses were below the expense limitations. However, if expenses were to increase above the expense limits and the reimbursements were terminated, Trust expenses would increase.

     In addition to providing the services and expense limitations described above, the Adviser selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of the portfolios of the Trust. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

     As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the management fees each portfolio currently is obligated to pay the Adviser:


                 PORTFOLIO
                 ------------------------------------------------
                 Global Equity Trust ....................   .900%
                 Pasadena Growth Trust ..................   .975%
                 Equity Trust ...........................   .750%
                 Value Equity Trust .....................   .800%
                 Growth and Income Trust ................   .750%
                 International Growth and Income Trust ..   .950%
                 Strategic Bond Trust ...................   .775%
                 Global Government Bond Trust ...........   .800%
                 Investment Quality Bond Trust ..........   .650%
                 U.S. Government Securities Trust .......   .650%
                 Money Market Trust .....................   .500%
                 Aggressive Asset Allocation Trust ......   .750%
                 Moderate Asset Allocation Trust ........   .750%
                 Conservative Asset Allocation Trust ....   .750%


The fees shown above, other than those paid by the Investment Quality Bond and U.S. Government Securities Trusts and the Money Market Trust, are higher than those paid by most funds to their advisers, but are not higher than the fees paid by many funds with similar investment objectives and policies.

     For the year ended December 31, 1994 the aggregate investment advisory fees paid by the Trust was $27,076,438, allocated among the portfolios as follows: $ 4,916,694-- Global Equity Trust, $1,255,314-- Pasadena Growth Trust, $3,483,279-- Equity Trust, $1,274,807-- Value Equity, $2,670,229-- Growth and
Income Trust, $588,051-- Strategic Bond Trust, $1,742,811-- Global Government Bond Trust, $709,069--Investment Quality Bond Trust, $1,350,850-- U.S. Government Securities Trust, $1,158,400-- Money Market Trust, $1,354,682-- Aggressive Asset Allocation Trust, $4,783,431-- Moderate Asset Allocation Trust and $1,788,821-- Conservative Asset Allocation Trust.

SUBADVISORY ARRANGEMENTS

     Each of the Trust's subadvisers, except Fidelity Management Trust Company, is registered as an investment adviser under the Investment Advisers Act of 1940.

     Fidelity Management Trust Company ("FMTC"), the subadviser to the Equity and Automatic Asset Allocation Trusts, founded in 1946, is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMTC is part of Fidelity Investments, a group of companies that provides investment management and other financial services. FMTC is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Founded in 1981, FMTC serves as investment manager to institutional clients, managing assets for insurance companies, tax-exempt retirement funds, endowments, foundations and other institutional
investors.   As of March 31, 1995 FMTC had investment management responsibility for approximately $23.8 billion of assets. Fidelity Investments, founded by Edward C. Johnson 2d, the father of the current chairman, Edward C. Johnson 3d, is the country's largest privately-owned investment management organization and as of March 31, 1995 had assets under management exceeding $431.8 billion. Fidelity Investments maintains a staff of over 100 in-house research analysts and follows some 7000 companies worldwide.

     Robert Stansky has been primarily responsible for the day-to-day management of the Equity Trust since December 1991. Scott D. Stewart and Boyce
I. Greer have been primarily responsible for the day-to-day management of the three Asset Allocation Trusts since December 1991.

     Robert Stansky is presently the Portfolio Manager of the Fidelity Growth Company Fund and the Fidelity Advisor Equity Portfolio: Growth. In addition, Mr. Stansky has worked as an assistant on the Magellan Fund, managed both the Emerging Growth Fund and the Fidelity Select Defense and Aerospace Fund. Mr. Stansky has worked for Fidelity since 1983.

     Scott Stewart joined Fidelity in 1987, and is Senior Vice President, Portfolio Manager and head of the Structured Equity Group.

     Boyce Greer is the Group Leader and Senior Vice President of FMTC and Vice President of FMR in the Fixed Income Group. He joined Fidelity in 1987 as a Portfolio Manager responsible for portfolio risk analysis.

     Oechsle International Advisors, L.P. ("Oechsle International"), the subadviser to the Global Equity and Global Government Bond Trusts, founded in 1986, is a Delaware limited partnership whose principal offices are located at One International Place, Boston, Massachusetts 02110. Oechsle International, which also has offices in London, England, Frankfurt, Germany and Tokyo, Japan, as of March 31, 1995 manages approximately $6.5 billion for institutional and private investors. Oechsle International is a money manager providing management and advisory services with respect to all primary international securities markets. Each year Oechsle International's investment professionals concentrate on 25 different countries, averaging 600 visits to companies annually.

     Steven H. Schaefer has been primarily responsible for the day-to-day management of the Global Equity Trust since March 1988 and since 1991 Stephen
J. Butters has shared this responsibility. Astrid Vogler has been primarily responsible for the day-to-day management of the Global Government Bond Trust since March 1988. Messrs. Schaefer and Butters are also portfolio managers to North American Funds' Global Growth Fund.

     Mr. Schaefer has been a General Partner and Portfolio Manager at Oechsle International and Managing Director for the firm's London subsidiary since 1986.

     Mr. Butters works in the U.S. Equity management sector of Oechsle International. Prior to joining Oechsle International in 1991, Mr. Butters worked at the Putnam Management Company as Senior Vice President and Portfolio Manager from 1982 to 1988. He also founded his own firm, Butters Lyons, in 1988 where he provided investment management services to individuals and small business corporations.

     Ms. Vogler has been a Fixed Income Portfolio Manager at Oechsle International in Frankfurt, West Germany since 1988.

     Roger Engemann Management Co., Inc. ("REMC") is the subadviser for the Pasadena Growth Trust. The business address of REMC is 600 North Rosemead Boulevard, Pasadena, California 91107-2138. Roger Engemann & Associates, Inc. ("RE&A"), which is a wholly-owned subsidiary of Pasadena Capital Corporation, owns 93.5% of REMC's capital stock. Roger Engemann, controlling shareholder of Pasadena Capital Corporation, is the Chairman of the Board and President of RE&A and REMC. RE&A has been engaged in the business of investment management since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. REMC has been in business since 1985 and manages The Pasadena Group of Mutual Funds. The portfolio managers, research analysts and supporting staff are substantially the same for both REMC and RE&A. The combined assets under management of REMC and RE&A as of March 31, 1995 are approximately $3.7 billion.

     Roger Engemann, James E. Mair and John S. Tilson are primarily responsible for the day-to-day management of the Pasadena Growth Trust, and have been since its inception.

     Mr. Engemann has been the president of the Subadviser, REMC, since its organization in 1985, and has been President of its parent, REA, since its organization in 1969. Messrs. Mair and Tilson are both Executive Vice Presidents and Managing Directors of portfolio management of REMC and REA, and both have been with REMC since its inception and with REA since 1983.

     Goldman Sachs Asset Management ("GSAM"), the subadviser to the Value Equity Trust, is a separate operating division of Goldman, Sachs & Co. The main business address of GSAM is One New York Plaza, New York, New York 10004. GSAM also has offices in London, Tokyo, Hong Kong and Sydney. Goldman, Sachs & Co. was registered as an investment adviser in 1981 and together with its affiliates currently acts as an investment adviser, administrator or distributor to 80 mutual fund portfolios. As of March 31, 1995, GSAM and its affiliates managed a total of approximately $49.5 billion of assets; approximately $31.6 billion in mutual fund assets and approximately $17.9 billion in assets for various individual and institutional accounts including 9 of the 50 largest U.S. Pension funds and three central banks. Goldman, Sachs & Co. was founded in 1869, has 32 offices world wide, employs over 8900 individuals, and is one of the leading worldwide investment banking and brokerage organizations and provides a broad range of financing and investing services both in the U.S. and abroad. GSAM has access to the resources of Goldman Sachs & Co., including its highly regarded staff of over 375 research professionals that cover more than 1,600 companies in over 60 industries.

     Jim McClure, Mitch Cantor and Paul Farrell have been primarily responsible for the day-to-day management of the Value Equity Trust since February 1993. Messrs. McClure, Cantor and Farrell are senior portfolio managers for the Value Equity Trust as well as North American Funds' Growth Fund.

     Mitch Cantor is also a senior equity portfolio manager for the North American Funds' Asset Allocation Fund. Mr. Cantor joined Goldman Sachs Asset Management in 1991. Before joining GSAM, he was a senior partner at Sanford C. Bernstein & Co. where he served as Research Director for the Investment Management Division. Mr. Cantor was at Sanford C. Bernstein & Co. from August 1983 to October 1991.

     Jim McClure joined GSAM in 1989. Before joining GSAM, he served as chief investment officer for two major mutual fund companies -- National Securities and Research from May 1987 to July 1989 and Oppenheimer Management from January 1983 to May 1987.

     Before joining GSAM in 1991, Paul Farrell served as a managing director at Plaza Investments, the investment subsidiary of GEICO Corp., a major insurance company, from February 1991 to August 1991. Mr. Farrell was previously employed in the Investment Research Department at Goldman Sachs from June 1986 to February 1991. Mr. Farrell is a Certified Financial Analyst as well.

     Wellington Management Company ("Wellington Management"), the subadviser to the Growth and Income, Investment Quality Bond and Money Market Trusts, founded in 1933, is a Massachusetts partnership whose principal business address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of March 31, 1995, Wellington Management had discretionary management authority with respect to approximately $88 billion of client assets. The managing partners of Wellington Management are Robert W. Doran, Duncan M. McFarland and John B. Neff.

     Matthew E. Megargel, Senior Vice President of Wellington Management, has served as portfolio manager to the Growth and Income Trust since February 1992. Mr. Megargel also serves as the portfolio manager for the North American
Funds' Growth and Income Fund. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management.

     Thomas L. Pappas, Vice President of Wellington Management, has served as portfolio manager to the Investment Quality Bond Trust since March 1994. Mr. Pappas also serves as portfolio manager to the North American Funds' Investment Quality Bond Fund. Mr. Pappas has been a portfolio manager with Wellington Management since 1987.

     John C. Keogh, Senior Vice President of Wellington Management, serves as portfolio manager to the Money Market Trust. He has served as portfolio manager to the Money Market Trust since December 1991, when Wellington Management became subadviser to the Money Market Trust. Mr. Keogh also serves as the portfolio manager for the North American Funds' Money Market Fund. Mr. Keogh has been a portfolio manager with Wellington Management since 1983.

     J.P. Morgan Investment Management, Inc. ("J.P. Morgan") is the Subadviser to the International Growth and Income Trust. J.P. Morgan, with principal offices at 522 Fifth Avenue, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan & Co."), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management of over $ 161 billion (of which J.P. Morgan advises over $119 billion) as of March 31, 1995. J.P. Morgan has managed international securities for institutional investors since 1974. As of March 31, 1995, the non-U.S. securities under J.P. Morgan's management was approximately $35.9 billion. J.P. Morgan provides investment advice and portfolio management services to the portfolio. Subject to the supervision of the Trustees, J.P. Morgan makes the portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.

     J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing the portfolio. The following persons are primarily responsible for the day-to-day management of the portfolio (their business experience for the past five years is indicated parenthetically): Paul A. Quinsee, Vice President (employed by J.P. Morgan since February 1992, previously Vice President, Citibank) and Gareth A. Fielding, Assistant Vice President (employed by J.P. Morgan since February 1992, previously he received his MBA from Imperial College at London University, while he was a self -employed trader on the London International Financial Futures Exchange.

     Mr. Quinsee is primarily responsible for the day-to-day management of eleven other institutional and investment company accounts that invest in international securities constituting approximately $1.8 billion of assets. Since July 1994, Mr. Fielding has been responsible for the day-to-day management (in some cases with another person) of 15 institutional and investment company portfolios that invest primarily in international fixed income securities, constituting approximately $1 billion of assets. Mr. Fielding is a specialist in mortgage and asset-backed securities. Prior to July 1994, Mr. Fielding traded global fixed income products on J.P. Morgan's London trading desk.

     Salomon Brothers Asset Management Inc ("SBAM"), the subadviser to the U.S. Government Securities and Strategic Bond Trusts, is an indirect, wholly-owned subsidiary of Salomon Inc ("SI") incorporated in 1987. The business address of SBAM is 7 World Trade Center, New York, New York 10048. Through its office in New York and affiliates in London, Frankfurt and Tokyo, SBAM provides a full range of fixed income and equity investment advisory services for its individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and various investment companies (including portfolios thereof). As of March 31, 1995, SBAM Limited, SBAM and their advisory affiliates had investment advisory responsibility for approximately $11.2 billion of assets. SBAM has access to SI's more than 250 economists, mortgage, bond, sovereign and equity analysts.

     In connection with SBAM's service as subadviser to the Strategic Bond Trust, SBAM's London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SBAM Limited is compensated by SBAM at no additional expense to the Trust. SBAM Limited was formed to acquire the asset management division of a sister company, Salomon Brothers International Limited, which currently has approximately $2.7 billion under management. Like SBAM, SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940.

     Steven Guterman has been primarily responsible for the day-to-day management of the mortgage-backed securities and U.S. government securities portions of the U.S. Government Securities Trust since December 1991 and the Strategic Bond Trust since February 1993. Mr. Guterman is assisted in the management of the two foregoing Trusts by Roger Lavan. Peter J. Wilby has been primarily responsible for the day-to-day management of the high yield and sovereign debt portions of the Strategic Bond Trust since February 1993. Mr. David Scott is primarily responsible for the international portion of the Strategic Bond Trust.

     Mr. Guterman, who joined SBAM in 1990, is a Senior Portfolio Manager, responsible for the SBAM's investment company and institutional portfolios which invest primarily in mortgage-backed securities and U.S. government issues. Mr. Guterman also serves as portfolio manager for North American Funds' U.S. Government Securities and Strategic Income Funds, Salomon Brothers Mortgage Investment Fund, and Salomon Brothers Mortgage Arbitrage Finance Limited. In addition, Mr. Guterman serves as portfolio manager for a number of SBAM's institutional clients. Mr. Guterman joined Salomon Brothers, Inc. in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers, Inc.

     Mr. Lavan has assisted Mr. Guterman with the day to day management of the mortgage-backed securities portions of the U.S. Government Securities Trust since December 1991 and the Strategic Bond Trust since February 1993. Mr. Lavan joined SBAM in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst for SBAM where he is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in SBAM's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government Securities. Mr. Lavan also assists Mr. Guterman with the day to day management of the mortgage-backed securities portions of the North American Funds' U.S. Government Securities and Strategic Income Funds. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon's Fixed Income Sales Group and Product Support Divisions.

     Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby is also primarily responsible for the day-to-day management of the high yield and sovereign debt portions of North American Fund's Strategic Income Fund, Salomon Brothers High Income Fund, Inc, The Emerging Markets Income Fund, Inc, The Emerging Markets Income Fund, Inc and the Latin America Investment Fund, Inc. (with respect to the Fund's investment in Latin American sovereign debt). From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("Prudential"). He served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby later managed high yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential.

     David Scott is a senior fixed-income portfolio manager with SBAM Limited in London. His primary responsibility is managing long term global bond portfolios. He also takes an integral role in developing investment strategy. Prior to joining Salomon Brothers in April 1994, Mr. Scott worked at J.P. Morgan Investment Management ("J.P. Morgan") from October 1990 to March 1994 where he had responsibility for global and non-dollar portfolios. Clients included government departments, pension funds and insurance companies. Before joining J.P. Morgan, Mr. Scott worked for Mercury Asset Management from January 1987 to October 1990 where he had responsibility for captive insurance portfolios and product. Mr. Scott is a Fellow of the Institute of Actuaries and worked for the Wyatt Company from November 1984 to January 1987 as a consultant advising companies on pension and employee related benefit issues. He received a BSc in Mathematics and Economics from Nottingham University.

     Under the terms of each of the Subadvisory Agreements, the subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trustees of the Trust. The subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. In addition, the subadviser to the Pasadena Growth Trust has agreed to reimburse the Pasadena Growth Trust for its "Other Expenses," as defined in the Subadvisory Agreement and set forth in the Statement of Additional Information, to a maximum on an annual basis of .15% of the average net assets of the Pasadena Growth Trust.

     As compensation for their services, the subadvisers receive fees from the Adviser computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid.
Once the average net assets of a portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay the subadvisers out of the advisory fee it receives from each portfolio as specified above:

                                                        BETWEEN      BETWEEN
                                                     $50,000,000  $200,000,000
                                           FIRST         AND          AND       EXCESS OVER
PORTFOLIO                              $50,000,000  $200,000,000  $500,000,000  $500,000,000
----------------------------------------------------------------------------------------------
Global Equity Trust ................       .500%        .450%        .375%        .325%
Pasadena Growth Trust ..............       .550%        .500%        .450%        .375%
Equity Trust .......................       .325%        .275%        .225%        .150%
Value Equity Trust .................       .400%        .300%        .200%        .200%
Growth and Income Trust ............       .325%        .275%        .225%        .150%
International Growth and
 Income Trust ......................       .500%        .450%        .400%        .350%
Strategic Bond Trust ...............       .350%        .300%        .250%        .200%
Global Government Bond Trust .......       .375%        .350%        .300%        .250%
Investment Quality Bond Trust ......       .225%        .225%        .150%        .100%
U.S. Government Securities Trust ...       .225%        .225%        .150%        .100%
Money Market Trust .................       .075%        .075%        .075%        .020%
Aggressive Asset Allocation Trust ..       .325%        .275%        .225%        .150%
Moderate Asset Allocation Trust ....       .325%        .275%        .225%        .150%
Conservative Asset Allocation
 Trust. ............................       .325%        .275%        .225%        .150%

* In connection with the subadvisory consulting agreement between SBAM and SBAM Limited, SBAM will pay SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio.

     Above are brief summaries of the advisory agreement with NASL Financial ("Advisory Agreement") and the subadvisory agreements with the subadvisers ("Subadvisory Agreements"). A more comprehensive statement of the terms of such agreements appears in the Statement of Additional Information under the caption "Investment Management Arrangements".

EXPENSES

     Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except for those expenses the Adviser or subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Among the expenses to be borne by the Trust are charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agents appointed by the Trust; brokers' commissions and issue and transfer taxes on securities transactions to which the Trust is a party; taxes payable by the Trust; and legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation. For the year ended December 31, 1994, the expenses, including the Adviser's fee but excluding portfolio brokerage commissions, expressed as a percentage of average net assets, for each of the Trust's portfolios was as follows: 1.08% -- Global Equity Trust, 0.975% -- Pasadena Growth Trust, 0.84% -- Equity Trust, 0.87% -- Value Equity Trust, 0.82% -- Growth and Income Trust, 0.91% -- Strategic Bond Trust, 0.96% -- Global Government Bond Trust, 0.76% -- Investment Quality Bond Trust, 0.73% -- U.S. Government Securities Trust, 0.57% -- Money Market Trust, 0.89% -- Aggressive Asset Allocation Trust, 0.85% -- Moderate Asset Allocation Trust and 0.87% -- Conservative Asset Allocation Trust.

PERFORMANCE DATA

     From time to time the Trust may publish advertisements containing performance data relating to its portfolios. Performance data will consist of total return quotations which will always include quotations for recent one-year and, when applicable, five-year and ten-year periods and where less than five or ten years, for the period since the date the portfolio, including its predecessor prior to the reorganization of the Fund on December 31, 1988, became available for investment. Such quotations for such periods will be the average annual rates of return required for an initial investment of $1,000 to equal the market value of such investment on the last day of the period, after reflection of all Trust charges and expenses and assuming reinvestment of all dividends and distributions. Performance figures used by the Trust are based on the actual historical performance of its portfolios for specified periods, and the figures are not intended to indicate future performance. Moreover, the Trust's performance figures are not comparable to those for public mutual funds. Trust shares are only available as the underlying investment medium for contracts which provide for certain charges, as described in the accompanying contract Prospectus. The impact of such charges is not reflected in the Trust's performance figures. More detailed information on the computations is set forth in the Statement of Additional Information. The Trust's annual report, which is available without charge upon request, contains further discussions of Fund performance.

     The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the Dow Jones Industrial Average, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, the Standard and Poor's 500, the Value Line Composite and the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices. The Trust may also advertise the performance rankings assigned certain portfolios or their investment subadvisers by various statistical services, including but not limited to SEI, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis, Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns and Frank Russell International Universe, and any other data which may be presented from time to time by such analysts as Dow Jones, Morning Star, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as they appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                              GENERAL INFORMATION

SHARES OF THE TRUST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share, to divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, all without shareholder approval. In addition, the Trustees are authorized to divide any series of shares into separate classes, also without shareholder approval. The Trust currently has fourteen series of shares, one for each portfolio. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. When issued, shares are fully paid and non-assessable and do not have preemptive or conversion rights or cumulative voting rights. All shares are entitled to one vote and are voted by series, except that when voting for the election of Trustees and when otherwise permitted by the Investment Company Act of 1940, shares are voted in the aggregate. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio.

     The Trust currently has three shareholders, Security Life, North American Life and FNAL. Security Life provided the Fund with its initial capital. Currently, both Security Life and North American Life own Trust shares attributable to the initial capitalization of Trust portfolios. Security Life and FNAL own the Trust shares attributable to contracts participating in its separate account and will vote such shares in accordance with instructions received from contract owners.

TAXES

     TAX STATUS. The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Internal Revenue Code (the "Code"), and the Trust intends to take the steps necessary to so qualify each portfolio. As a result of qualifying as a regulated investment company, each portfolio will not be subject to Federal income tax to the extent that the portfolio distributes its net income, including its net realized capital gains, to its shareholders. Accordingly, each portfolio intends to distribute substantially all of its net income, including all of its net realized capital gains, to its shareholders. Under current law, net income, including net realized capital gain, is not taxed to a life insurance company to the extent that it is applied to increase the reserves for the company's variable annuity contracts.

     SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities, or currencies. A portfolio must also derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the portfolio's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other portfolio assets. Compliance with these requirements may prevent a portfolio from utilizing options, futures, and forward contracts as much as the subadviser might otherwise believe to be desirable.

     DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Because the Trust is established as an investment medium for insurance company separate accounts, regulations under Subchapter L of the Code impose additional diversification requirements on each portfolio. These requirements generally are that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     FOREIGN INVESTMENTS. Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Global Equity Trust, the International Growth and Income Trust, the Global Government Bond Trust, and the Strategic Bond Trust as well as that of any other portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Portfolios investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges (and investment yield of the portfolios making such investments will be reduced by these taxes and interest charges). Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

     ADDITIONAL TAX CONSIDERATIONS. If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio (1) might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (2) the portfolio might incur additional taxes. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.

     OTHER INFORMATION. For more information regarding the tax implications for the purchaser of a variable annuity contract who allocates investments to the Trust, please refer to the prospectus for the contract.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

DIVIDENDS

     The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. For dividend purposes, net investment income of each portfolio except the Money Market Trust will consist of all payments of dividends (other than stock dividends) or interest received by such portfolio less the estimated expenses of such portfolio (including fees payable to the Adviser) and for the Money Market Trust it will consist of the interest income earned on investments, plus or minus amortized purchase discount or premium, plus or minus realized gains and losses, less estimated expenses. Dividends from the net investment income and the net realized short-term and long-term capital gains, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net realized short-term and long-term capital gains, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

     Shares of the Trust are offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolio. The Trust sells its shares directly without the use of any underwriter. Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by Security Life from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after receipt of a request for redemption.

     The net asset value of the shares of each portfolio is determined once daily as of the close of regularly scheduled trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on
(i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio, (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the subadvisers under procedures established and regularly reviewed by the Trustees.

     The net asset values per share of all portfolios other than the Money Market Trust are computed by adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that portfolio at such time. Securities held by each of the portfolios other than the Money Market Trust, except for money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis.

CUSTODIAN

     Boston Safe Deposit and Trust Company, ("Boston Safe") One Boston Place, Boston, Massachusetts 02108, currently acts as custodian and bookkeeping agent of the Global Equity, Global Government Bond, International Growth and Income and Strategic Bond Trusts' assets. Boston Safe has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the other portfolios' assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. Both of these custodians are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.


                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:


A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1".


Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:


P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                  APPENDIX II

STRATEGIC BOND TRUST DEBT RATING

     The average distribution of investments in corporate and government bonds by ratings for the fiscal year ended December 31, 1994, calculated monthly on a dollar-weighted basis, for the Strategic Bond Trust, are as follows:

                                        UNRATED BUT OF
MOODY'S        STANDARD & POOR'S      COMPARABLE QUALITY       PERCENTAGE*
-------------------------------------------------------------------------------
Aaa                 AAA                     16%                     0%
Aa                   AA                      0%                     0%
A                     A                      0%                     0%
Baa                 BBB                      0%                     4%
Ba                   BB                      7%                     5%
B                     B                      6%                    33%
Caa                 CCC                      0%                     2%
Ca                   CC                      0%                     0%
C                     C                      0%                     0%
D                                            0%                     0%

Unrated as a Group                                                 29%
U.S. Government Securities*                                        27%
                                                                  ----
                                                                  100%

     The actual distribution of the Strategic Bond Trust's corporate and government bond investments by ratings on any given date will vary. In addition, the distribution of the Trust's investments by ratings as set forth above should not be considered as representative of the Trust's future portfolio composition.

* Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.